Supplement to the
Automotive Portfolio
April 29, 2017
As Revised December 29, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee for Automotive Portfolio has been removed.

AUT-SUM-17-03 1.9881356.102	December 29, 2017